UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2003

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393		52-1209792
(State or other jurisdiction	(Commission File Number	)	(IRS Employer
of incorporation)			Identification Number	)

10750 Columbia Pike, Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Item 5.    Other Events.

On August 13, 2003, Choice Hotels International, Inc. issued a press release announcing its intention to initiate payment of a cash dividend on its common stock. A copy of the release is furnished herewith as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c) Exhibit 99.1—Press Release issued by Choice Hotels International, Inc. dated August 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2003	/s/ Joseph M. Squeri
Joseph M. Squeri Senior Vice President, Development and Chief Financial Officer

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